FRANKLIN

CLEARBRIDGE ENHANCED

INCOME ETF

Summary Prospectus	August 1, 2025

NASDAQ (Ticker Symbol): YLDE

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information, shareholder reports and fund financial statements, online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling the fund at (800) DIAL BEN/342-5236 or by sending an e-mail request to ETFs-Product@franklintempleton.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated August 1, 2025 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements for the fiscal year ended March  31, 2025, as filed on Form N-CSR, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Prior to February 28, 2025, Franklin ClearBridge Enhanced Income ETF was named ClearBridge Dividend Strategy ESG ETF.

Investment objective

Franklin ClearBridge Enhanced Income ETF (the “fund”) seeks to provide income and long-term capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may also be subject to additional fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) (the “Management Agreement”) provides that the manager will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to the manager under the Management Agreement. The manager will also pay all subadvisory fees of the fund.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.47
Distribution and/or service (12b-1) fees	None
Other expenses	0.00
Acquired fund fees and expenses	0.01
Total annual fund operating expenses[1]	0.48

[1]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the fund’s financial highlights tables, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

2	Franklin ClearBridge Enhanced Income ETF

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Franklin ClearBridge Enhanced Income ETF	49	154	269	604

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund will pursue an enhanced equity income strategy by (1) investing primarily in dividend-paying equity securities and (2) “enhancing” income through the employment of an options overlay by writing (selling) U.S. exchange-traded call options based upon U.S. large capitalization equity indices (such as the S&P 500® Index). ClearBridge Investments, LLC (“ClearBridge”) provides the day-to-day portfolio management of the equity portion of the fund’s portfolio and Franklin Managed Options Strategies, LLC (“Franklin MOST”) provides the day-to-day portfolio management of the options overlay portion of the fund’s portfolio. In the equity portion of the fund’s portfolio, the fund invests primarily in common stocks. Equity securities in which the fund may invest also include securities of real estate investment trusts (“REITs”). The fund may invest in equity securities of foreign issuers, either directly or through depositary receipts. The fund may invest in companies of any size but focuses on large cap companies. In the options overlay portion of the fund’s portfolio, Franklin MOST expects that, under normal circumstances, it will seek to sell call options with a reference index value (i.e., the cumulative investment exposure of the options) less than, or equal to, 100% of the value of the fund’s equity holdings. As the seller of the call options, the fund will receive cash (the “premium”) from the purchaser. At each index option expiration, if the value of the reference index exceeds the fixed price of the option (the “exercise price”), the fund is required to pay the purchaser a cash amount equal to that difference. The premium, the exercise price and the market price of the reference index determine the gain or loss realized by the fund as the seller of the call option. The call options the fund will sell will be uncovered, meaning the fund does not directly own the securities underlying the reference index upon which the call options are based. The call options sold by the fund may include FLexible EXchange Options (“FLEX Options”) as well as more traditional exchange-traded options. FLEX Options are customized options contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. It is generally expected that the call options the fund will sell to generate premiums will, under normal market conditions, have expirations of approximately five weeks or less.

Under normal market conditions, the fund seeks to distribute monthly payments at a relatively stable level throughout each calendar year (with larger distributions in the months of July and December) to enable shareholders to estimate the distributions they will receive from the fund. The targeted, cumulative annual payout rate is between approximately 6% and 8% per share

Franklin ClearBridge Enhanced Income ETF	3

based on the last net asset value of the fund of the prior calendar year in which the distribution is being made (e.g., for distributions made in 2025, the targeted annual payout rate will be based on the fund’s net asset value on December 31, 2024). Such distributions based on the targeted annual payout rate made throughout the year may be comprised of dividend income, appreciation of equity investments, option profits and a return of capital. Each year, the subadvisers will undertake to determine if an adjustment should be made to the targeted annual payout rate. It is possible to lose money by investing in the fund notwithstanding the targeted annual payout rate. There can be no assurance or guarantee that the fund will provide a relatively stable level of distributions at any time or over any period of time. An investment in the fund could lose money over short, intermediate, or even long periods of time.

In managing the equity portion of the fund’s portfolio, ClearBridge utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. ClearBridge’s proprietary research and analysis generally incorporates information and data obtained from a variety of third-party research providers as supplementary to ClearBridge’s own proprietary research and analysis. ClearBridge has the right to change the third-party service providers that support this process at any time. ClearBridge uses fundamental analysis to identify companies with strong balance sheets, dominant market positions and reasonable valuations. The portfolio managers focus on companies that they believe to be of high quality and that:

●	Pay an attractive dividend; and/or
●	Have the potential to significantly grow their dividends

In managing the options overlay portion of the fund’s portfolio, Franklin MOST seeks to generate additional cash flow through any profits realized from selling the call options. The options overlay strategy will consist of selling-to-open call options (i.e., writing a call option to open an option position) and buying-to-close such call options (i.e., closing out the open option position prior to the expiration of the written option) based upon U.S. large capitalization equity indices (such as the S&P 500® Index). Equity securities in the equity portion of the fund’s portfolio may be required to be sold to raise cash in order to satisfy option obligations. Franklin MOST monitors the value of short call options and seeks to buy-to-close short call options when Franklin MOST determines that the risk reward characteristics are no longer favorable (e.g., to seek to minimize potential losses if Franklin MOST determines, based on a risk-based analysis, that the value of the reference index is likely to exceed the exercise price at the time of the option expiry).

During periods in which the U.S. equity markets are flat, declining or modestly rising it is expected that the portfolio may outperform a similar portfolio that did not engage in a call selling strategy because of the premiums received from writing call options. However, in rising markets (where the aggregate appreciation of the reference index over the option exercise price exceeds the income from premiums) it is expected the portfolio could significantly underperform a similar portfolio that did not engage in a call selling strategy.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar

4	Franklin ClearBridge Enhanced Income ETF

investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a list of the principal risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time. The descriptions appear in alphabetical order, not order of importance.

Asset class risk. Securities or other assets in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with the fund and who have entered into agreements with the fund’s distributor. A limited number of institutions act as Authorized Participants in respect of the fund. To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the fund and no other Authorized Participant steps forward to create or redeem, in either of these cases, fund shares may trade at a premium or discount to net asset value and possibly face trading halts and/or delisting.

Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.

Depositary receipts risk. Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. The fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and

Franklin ClearBridge Enhanced Income ETF	5

may charge fees for various services, including forwarding dividends and interest and corporate actions. The fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. There may be an increased possibility of untimely responses to certain corporate actions of the issuer in an unsponsored depositary receipt program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, currencies or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks can fall out of favor with the market (such as in periods of rising interest rates, high inflation and/or strong economic growth) and may not participate in a broad market advance to the same degree as other stocks. A sharp rise in interest rates or economic downturn or other market or company-specific developments could cause a company to reduce or eliminate its dividend.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism,

6	Franklin ClearBridge Enhanced Income ETF

armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies.

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts,

Franklin ClearBridge Enhanced Income ETF	7

economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to net asset value.

Shares of the fund may trade at prices other than net asset value. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

Option writing risk. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (the premium) at the time of selling the call option. In a sharp rising market, the fund could significantly underperform the market. Furthermore, premium received from the fund’s call option writing strategies may not fully protect it against market declines because the fund will continue to bear the risk of a decline in the value of its portfolio securities. In a sharply-falling equity market, the fund will likely also experience sharp declines in its NAV. In addition, the performance of the equity portion of the fund’s portfolio may not move in the same direction or have a similar magnitude of

8	Franklin ClearBridge Enhanced Income ETF

movement as the reference index of the options being sold, and the equity portion may depreciate while the reference index simultaneously appreciates, resulting in losses in both the equity portion and the options overlay portion of the fund’s portfolio. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the fund may be unable to trade options at times that may be desirable or advantageous to the fund to do so.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

REITs risk. The value of real estate investment trusts (“REITs”) may be affected by factors including the condition of the economy as a whole, changes in the value of the underlying real estate, the creditworthiness of the issuers of the investments, property taxes, interest rates, liquidity of the credit markets, poor performance by the REIT’s manager, and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Small and mid-capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and mid-capitalization companies. Small and mid-capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange.

Stock market and equity securities risk. The stock markets are volatile and the market prices of equity securities held by the fund may go up or down, sometimes rapidly or unpredictably. Equity securities may include exchange-traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests, warrants, rights, securities convertible into equity securities, and shares of other investment companies, including exchange-traded funds, and of real estate investment trusts. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The market price of a security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. If

Franklin ClearBridge Enhanced Income ETF	9

the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment.

Targeted annual payout rate. The fund’s monthly payments based on the targeted annual payout rate may reduce the amount of assets available for investment by the fund, even if the fund’s assets grow over time. In addition, the fund will likely return capital to shareholders (i.e., a return of all or part of a shareholder’s original investment). Fund shareholders are expected to receive a monthly distribution at a relatively stable level that is equal to a certain percentage per share, multiplied by the number of shares owned on the record date of the distribution; therefore, redemptions from a shareholder’s account will reduce future distributions. The targeted annual payout rate is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the fund’s current net asset value per share or a fixed percentage of a shareholder’s current account value. In addition, the fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.

Trading issues risk. Trading in fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

10	Franklin ClearBridge Enhanced Income ETF

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and additional indices with characteristics relevant to the fund. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund), or by calling the fund at (800) DIAL BEN/342-5236.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

On February 28, 2025, the fund changed its principal investment strategies to reflect the fund’s enhanced equity income strategy and the performance for periods prior to that date is attributable to the fund’s performance before the strategy change.

Best Quarter (06/30/2020): 15.30 Worst Quarter (03/31/2020): (20.21)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2025, was 4.74

Average annual total returns (%)
(for periods ended December 31, 2024)
	1 year	5 years	Since inception	Inception date
Return before taxes	16.59	10.82	11.65	05/22/2017
Return after taxes on distributions	16.10	10.39	11.17
Return after taxes on distributions and sale of fund shares	10.14	8.52	9.39
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	23.81	13.86	13.84
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02	14.53	14.47
Cboe S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	20.12	6.88	6.65

No one index is representative of the fund’s portfolio.

Franklin ClearBridge Enhanced Income ETF	11

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

Management

Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)

Subadvisers: ClearBridge Investments, LLC (“ClearBridge”) and Franklin Managed Options Strategies, LLC (“Franklin MOST”). References to “the subadviser” include each applicable subadviser.

Portfolio managers (ClearBridge): Primary responsibility for the day-to-day management of the equity portion of the fund’s portfolio lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since
John Baldi	Managing Director and Portfolio Manager of ClearBridge	2019
Michael Clarfeld, CFA	Managing Director and Portfolio Manager of ClearBridge	2017

Portfolio managers (Franklin MOST): Primary responsibility for the day-to-day management of the options overlay portion of the fund’s portfolio lies with the following portfolio managers.
Portfolio manager	Title	Portfolio manager of the fund since

Bradley S. Berggren	Senior Vice President and Co-Chief Investment Officer of Franklin MOST	February 2025

Jonathan Orseck	Senior Vice President and Co-Chief Investment Officer of Franklin MOST	February 2025

12	Franklin ClearBridge Enhanced Income ETF

Purchase and sale of fund shares

The fund is an actively managed exchange-traded fund (“ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in aggregated blocks of shares or multiples thereof (“Creation Units”).

Individual shares of the fund may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount).

When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”).

The fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

You may access recent information, including information on the fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, on the fund’s website at www.franklintempleton.com/prospectus.

Tax information

The fund’s distributions are generally taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed when withdrawn from such tax-advantaged account.

In seeking to distribute monthly payments at a relatively stable level based on a targeted annual payout rate, the fund’s monthly distributions will likely consist of a return of capital. A return of capital is not taxable, but it will have the effect of reducing your cost basis in the fund’s shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling fund shares.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), FTFA or other related companies pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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